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                                                                    Exhibit 10.6

                       Supplementary Security Agreement
                    Security Interest in Goods and Chattels

                                April 22, 1999

To:  Fleet National Bank

Gentlemen:

     This is a supplement to our Inventory and Accounts Receivable Security Agreement (the "Agreement") with you bearing the effective date of even date herewith. It is hereby incorporated into said Agreement, shall have a term concurrent therewith and is a part thereof.

     1. In addition to your other security, we hereby grant you a continuing security interest in all machinery, equipment and other goods (as defined in Article 9 of the Uniform Commercial Code) whether now owned or hereafter acquired by us and wherever located, all replacements and substitutions therefor or accessions thereto and all proceeds thereof (all herein referred to collectively as "Collateral") and including, also without limitation, all proceeds of fire or other insurance covering the aforesaid property.

     2. The Collateral shall be security for all Obligations (as defined in the Agreement). Until all Obligations have been fully satisfied, your security interest in the Collateral shall continue in full force and effect and you will at all times after the occurrence of any Event of Default under the letter agreement described below have the right to the physical possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other places as you may desire. If you exercise your right to take possession of the Collateral, we shall, upon your demand, assemble the Collateral and make it available to you at a place reasonably convenient to you. In addition, with respect to all Collateral, you shall have all of the rights and remedies set forth in the Agreement and all of the rights and remedies provided in the Uniform Commercial Code.

     3.   [taken out]

     4. We represent, warrant the covenant that (a) the Collateral is in our possession at 10 Elizabeth Drive, Chelmsford, County of Middlesex, Commonwealth of Massachusetts or other locations as contemplated by Section 4.10 of the letter agreement; (b) we are the lawful owners of the Collateral and have the sole right and lawful authority to deliver this instrument; (c) the Collateral and every part thereof is and will be free and clear of all security interests, liens and encumbrances of every kind, nature and description except as follows: purchase money security interests and other exceptions permitted by letter agreement of even date herewith between
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the Borrower and the Bank and we will warrant and defend the Collateral against the claims and demands of all persons; (d) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature, except as listed above, and we will at our own cost and expense, keep the Collateral in a good state of repair and will not waste or destroy the same or any part thereof except for items disposed of in the ordinary course to the extent expressly permitted by the aforesaid letter agreement and will not be negligent in the care and use thereof; (e) we will not without your prior written consent as provided in the letter agreement, sell, assign, mortgage, lease or otherwise dispose of the Collateral except for obsolete or worn out items disposed of in the ordinary course and except for liens permitted by the aforesaid letter agreement; (f) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify, in amounts and under policies by insurers acceptable to you, and if we fail to do so, you may procure such insurance and charge the cost to our loan account; (g) as further assurance for the payment and performance of the Obligations, we hereby assign to you (as further collateral for the Obligations) all sums, including returned or unearned premiums, which may become payable under any policy of insurance on the Collateral and we hereby direct each insurance company issuing any such policy to make payment of such sums directly to you; provided that so long as no Event of Default (as defined in the aforesaid letter agreement) has occurred and is then continuing, the Bank will promptly release to the Borrower insurance proceeds actually received by the Bank to the extent that same are used by the Borrower for the repair and/or replacement of any Collateral damaged or destroyed by any insured casualty; (h) except for items disposed of in the ordinary course to the extent expressly permitted by the aforesaid letter agreement, we will not remove the Collateral from its present location without your prior written consent (other than removal to other locations as contemplated by Section 4.10 of the letter agreement) and we will at all times, allow you or your representatives free access to and right of inspection of the Collateral (subject to the terms of the aforesaid letter agreement); (i) we will comply with the material terms and conditions of any leases covering the premises wherein the Collateral is located and any orders, ordinances, laws or statutes of any city, state or other governmental department having jurisdiction with respect to such premises or the conduct of business thereon, and, when requested by you, we will execute any written instruments and do any other acts reasonably necessary to effectuate more fully the purposes and provisions of the Agreement; (j) we will indemnify and save you harmless from all loss, cost, damage, liability or expenses including reasonable attorneys' fees that you may sustain or incur by reason of defending or protecting your security interest or the priority thereof or enforcing the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with the Agreement, the Obligations or the Collateral.

     5. You may, at your option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted

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by the letter agreement and you may pay for the maintenance and preservation of the Collateral and we will reimburse you on demand for any payment made or any reasonable expense incurred by you pursuant to the foregoing authority, with interest at the rate provided in the Agreement.


Witnessed by:                      Very truly yours,

                                   SYCAMORE NETWORKS, INC.

_______________________________    By:  /s/ Daniel Smith
                                       -----------------------------------------
                                       Its:  President

                                   Accepted at Boston, Massachusetts 4/27/99

                                   FLEET NATIONAL BANK

                                   By:  /s/ Illegible
                                       -----------------------------------------
                                        Its:  Vice President


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                   RIDER TO SUPPLEMENTARY SECURITY AGREEMENT
                         FROM SYCAMORE NETWORKS, INC.
                            TO FLEET NATIONAL BANK

     The foregoing Supplementary Security Agreement - Security Interest in Goods and Chattels (the "Supplementary Security Agreement") is modified as follows:

     1. By inserting into clause (a) of Section 4 of the Supplementary Security Agreement, immediately after the words "Commonwealth of Massachusetts", the following:

          "or other locations as contemplated by Section 4.10 of the letter agreement"

     2. By inserting into clause (e) of Section 4 of the Supplementary Security Agreement, immediately after the words "written consent", the following:

          "as provided in the letter agreement"

     3. By inserting into clause (g) of Section 4 of the Supplementary Security Agreement, immediately after the words "assign to you", the following:

          "(as further collateral for the Obligations)"

     4. By adding to clause (g) of Section 4 of the Supplementary Security Agreement, as the end of such clause (g), the following:

          "; provided that so long as no Event of Default (as defined in the aforesaid letter agreement) has occurred and is then continuing, the Bank will promptly release to the Borrower insurance proceeds actually received by the Bank to the extent that same are used by the Borrower for the repair and/or replacement of any Collateral damaged or destroyed by any insured casualty."

     5. By inserting into clause (h) of Section 4 of the Supplementary Security Agreement, immediately after the words "written consent", the following:

          "(other than removal to other locations as contemplated by Section
          4.10 of the letter agreement)"

     6. By inserting into clause (h) of Section 4 of the Supplementary Security Agreement, immediately after the words "inspection of the Collateral", the following:

          "(subject to the terms of the aforesaid letter agreement)"

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